Commitments and Contingent Liabilities	9 Months Ended
Sep. 30, 2016
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of September 30, 2016, the Company has three lines of credit with Israeli banks for total borrowings of up to $5 million, all of which was undrawn as of September 30, 2016. These lines of credit are unsecured and available subject to the Company maintenance of a 30% ratio of total shareholders' equity to total assets. Interest rates across these credit lines varied from 1.5% to 2.3% as of September 30, 2016. Any borrowings under the credit lines would become repayable if Fortissimo Capital ceases to be the company controlling shareholder (which for this purpose generally requires Fortissimo Capital to continue to hold 25% of the company outstanding ordinary shares).

b.	Purchase commitments:

The Company estimates that at September 30, 2016, it had 13,865 of purchase commitments for inventory from vendors.

c.	Litigation:

From time to time, the Company is party to various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company's agreement for purchasing print heads and other products, which was amended and restated in 2015, the Company is obligated to pay royalties at a rate set forth in the agreement up to an agreed maximum amount of the Company’s annual ink revenues.

Royalties'- expenses for the nine months ended September 30, 2016 and 2015 were $469 and 587, respectively.

e.	Guarantees:

As of September 30, 2016, the Company provided two bank guarantees of $ 367 in the aggregate for its rented facilities.